For Total Return

DELAWARE GROUP

Social Awareness Fund

               (Various photos demonstrating service and guidance,
                       professional management and goals)

service and guidance

professional management

1997
Annual
Report

goals

Formerly Quantum Fund

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

                              (photo of keyboard)

               (photo of illustration from Total Return Brochure)

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

total
return

Social Awareness Fund's Objective

Seeks long-term capital appreciation primarily from mid-size to large companies that meet certain socially responsible investment criteria.

About Our Subadviser
Vantage Global Advisors, Inc., founded in 1979, is a technology-driven, full-service investment management firm that uses proprietary computer software to systematically identify investment opportunities. Based in New York and an affiliate of Delaware, Vantage Global Advisors manages more than $7 billion in assets for individual and institutional investors. Mr. Wittman joined Vantage Global Advisors in 1991 and holds bachelor's and master's degrees in business administration from Indiana University. His 15 years of investment experience include serving as a managing director at TSA Capital Management and Vice President and Manager of Quantitative Analysis at Mellon Bank.

T. Scott Wittman
President and
Chief Investment Officer
Vantage Global
Advisors, Inc.

(photo of T. Scott Wittman)

December 19, 1997

for total return 1

Dear Shareholder:

We are pleased to present the inaugural annual report for Delaware Group's Social Awareness Fund. Known as Quantum Fund when it began operating February 24, 1997, Delaware's Board of Directors changed the Fund's name to Social Awareness Fund effective January 28, 1998, to more closely reflect its strategy of investing in stocks of domestic companies that meet certain socially responsible criteria.
        The name Quantum was intended to highlight the Fund's use of proprietary computer software that objectively selects individual stocks from among those that meet these social screens. Your Fund continues to rely on this quantitative approach.
        Since inception through November 30, 1997, Social Awareness Fund provided an attractive total return of +21.53% (based on A Class shares at net asset value) as shown below and on page 6.
        The Fund's results outpaced our benchmark, the unmanaged Standard & Poor's 500 Index, and were competitive with the Domini Social 400 Index, an unmanaged measure of socially responsible U.S. corporations, as shown below.
        During 1997, a major portion of the Domini index was invested in large capitalization technology stocks, whose performance was both strong and volatile. We believe it is more prudent for Social Awareness Fund to remain broadly diversified to reduce risk. For a comparison of the Fund's weightings and those of the Domini index, see page 5.
        As the Fund commenced operations, the stocks of large U.S. companies were reaching historically high price levels. Despite this trend, your Fund's subadviser -

Cumulative Total Return
-------------------------------------------------------------------------------
February 24, 1997, to November 30, 1997
-------------------------------------------------------------------------------
Social Awareness Fund A Class                            +21.53%
Standard & Poor's 500 Index                              +19.55%
Domini Social 400 Index                                  +21.63%
Lipper Growth Fund Average                               +18.76%
Lipper Ranking (for A Class shares)              102nd out of 852 funds
-------------------------------------------------------------------------------

The Domini Social 400 Index is an unmanaged benchmark of 400 U.S. corporations that pass multiple, broad-based social screens set by Kinder, Lyndenberg, Domini & Co., an investment research firm in Cambridge, MA. Fund and Lipper performance quoted above is based on net asset value without effect of sales charges. SEC-mandated performance and fee waiver information for all share classes can be found on page 6. B and C Class shares were each ranked 138th out of 852 funds for the Fund's lifetime. The S&P 500 Index is an unmanaged composite of large company stocks. Past performance does not guarantee future results. Performance for this limited time may not be representative of longer term results.

for total return 2

Vantage Global Advisors, found companies with attractive earnings growth rates selling at reasonable prices. You can learn more about Vantage at its World Wide Web site: vgainvest.com.
        The Fund searches for large and mid-cap stocks with both growth and value characteristics and uses a social responsibility screen that excludes companies:

discipline

  * making alcoholic beverages, tobacco products, or involved with the gambling industry;
  *  contracting with the military;
  *  involved with nuclear energy; and,
  *  polluting the environment.

     With such a mandate, your Fund's portfolio manager, T. Scott Wittman, uses computer-driven quantitative analysis to determine which stocks have attractive earnings growth potential and reasonable prices.
        We employed a value-oriented strategy which buffered portfolio returns as the U.S. stock market suffered two brief corrections in 1997 - one as a result of the Federal Reserve Board modestly raising short-term interest rates in the spring, and the other as a result of financial uncertainty in Asia.
        The Fund benefited from good stock selection as the fundamental strength of the U.S. economy allowed the market to shrug off temporary setbacks and forge ahead.
        On the pages that follow, Mr. Wittman explains in detail how the Fund uses quantitative and fundamental analysis in tandem with a socially sensitive stock selection process.
        While the primary goal of many long-term investment plans is to build wealth over time, at Delaware we believe we can do so while advancing the cause of social responsibility in both our operations and for our investors. We thank you for being among Social Awareness Fund's charter shareholders.

Sincerely,


/s/ Wayne A. Stork
-------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
--------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
November 30, 1997
                                   Social Awareness Fund         Domini Social 400 Index         S&P 500 Index
------------------------------------------------------------------------------------------------------------------
Median Market Capitalization            $4.2 billion                   $3.1 billion               $6.7 billion
Number of Stocks                            105                            400                        500
Average Stock
      Price-to-Earnings Ratio*             19.5x                          24.2x                      20.7x
------------------------------------------------------------------------------------------------------------------

* Based on a consensus of analysts' earnings estimates for 1998, as reported by First Call.

for total return 3

Portfolio Manager's Review

Investment Strategy
Social Awareness Fund's strategy is akin to a sculptor starting with an unfinished block of marble and whittling it down to a polished statue.
        We begin by applying a social screen to a universe of approximately 1,200 mid and large capitalization U.S. companies. Our screens tend to address the concerns of individuals and institutions dealing with issues of corporate responsibility.
        During fiscal 1997, approximately 800 companies satisfied our social screens. From that, we then used quantitative computer software, developed specifically by Vantage Global Advisors, to identify undervalued companies with above-average growth prospects. We use fundamental criteria such as low price-to-earnings ratios, high dividend yields, and high earnings expectations.
        This analysis, along with the social responsibility screens, is the force that drives our buy and sell decisions.

Strategic Positioning: Answering the Call of Opportunity
Social Awareness Fund began operations when the U.S. stock market was experiencing what Federal Reserve Board chairman Alan Greenspan described as "irrational exuberance," or emotional speculation in stocks of the largest U.S. companies. This started to change in the third quarter of 1997, as the prices of some large cap stocks fell to more accurately reflect their fundamental values.


Quantitative Investing
-------------------------------------------------------------------------------
Harnessing the Power of Technology




                                    Universe of 1,200 mid and large
                                    capitalization U.S. companies

                                    800 stocks that meet our criteria
                                    as being socially responsible

                                    Computer-driven quantitative
                                    fundamental analysis--

                                    Ranking of stocks based on both
                                    growth and value characteristics

              :                     105 stocks selected for portfolio*
                                    *As of November 30, 1997
for total return 4

                              (photo of keyboard)


        A sector that performed particularly well for the Fund in fiscal 1997 was telecommunications. As of the Fund's year end, five of our top 10 holdings were telephone operating companies.

strategy

        One stock that we tracked throughout the year and purchased during the third quarter was AT&T. In the spring of 1997, many market analysts grew pessimistic about the company's prospects because of past disappointments. AT&T's stock had been a performance laggard since the breakup of the Bell system in 1984.
        However, this high-yielding stock met our computer's objective value investment and social criteria. Its operations appeared to be undergoing fundamental positive change, highlighted by the replacement of its chief executive. As of November 30, it was your Fund's largest holding.
        One telecommunications company we were forced to drop from our portfolio because it no longer met our social screen was Bell Atlantic Corp., the East Coast regional telephone company. During the period, Bell Atlantic contracted with the U.S. military.
        As of year end, we held more stocks in the finance and insurance sectors than any other industry. This served your Fund well. In our opinion, these industries offered more innovative products and services to customers, achieving increased economies of scale through mergers, acquisitions and cost cutting. Travelers Group, whose brokerage subsidiary Smith Barney merged with Salomon Inc. during fiscal 1997, was a typical example of one of your Fund's holdings.
        Generally, we were underweighted in technology companies compared to the S&P 500 during our initial year because many stocks did not meet our investment selection criteria. Some of our holdings such as Microsoft Corp. and Compaq Computer Corp. did well. It appears an oversupply of computers and related products is forcing larger computer manufacturers to cut prices and hampering sales of mid-cap companies.
        A technology stock that performed well for us initially but which dropped sharply in price near year's end was Quantum Corp., a manufacturer of disk drives. The company's third quarter

Top Ten Fund Holdings
---------------------------------------------------------------------------------------------------------------
November 30, 1997

Company                               Industry              Share of Net Assets        Price/Earnings Ratio
---------------------------------------------------------------------------------------------------------------
AT&T Corp.                       Telecommunications                 2.9%                      20.8x
Travelers Group                  Banking & Finance                  2.3%                      18.5x
Schering-Plough Corp.             Pharmaceuticals                   2.1%                      32.2x
Chase Manhattan Corp.           Banking and Finance                 1.9%                      13.1x
U.S. West Communications         Telecommunications                 1.8%                      17.5x
Ameritech                        Telecommunications                 1.7%                      18.1x
SBC Communications               Telecommunications                 1.7%                      19.9x
Mellon Bank                     Banking and Finance                 1.7%                      19.6x
Bell South                       Telecommunications                 1.7%                      19.4x
Compaq Computer Corp.            Personal Computers                 1.7%                      23.4x
---------------------------------------------------------------------------------------------------------------
Total                                                              19.5%
---------------------------------------------------------------------------------------------------------------

P/E ratios based on 1998 earnings estimates, as reported by First Call.

for total return 5

earnings did not meet expectations, and its share price suffered as a result.

Outlook
In 1998, it appears unlikely that many technology companies will meet the fundamental criteria of your Fund's quantitative investment discipline since regional economic weakness may affect these companies' earnings. While some U.S. companies profited from exports to the Pacific Rim, demand could drop as countries grapple with currency devaluation and recession. Earnings of technology companies could also be affected by weaker U.S. demand.
        In our view, the U.S. banking, financial and media sectors appear fundamentally sound. Our computer analysis suggests financial services companies are well-positioned relative to the rest of the market. It appears the industry is enjoying increased economies of scale from cost cutting and mergers.
        Overall, we expect a more volatile U.S. stock market in 1998. Social Awareness Fund has been positioned with the possibility of greater market fluctuations in mind. We see potential volatility as a mechanism that may provide rewarding investment opportunities.

outlook


T. Scott Wittman
Vantage Global Advisors
December 19, 1997

Portfolio Diversification
-------------------------------------------------------------------------------
November 30, 1997

Social Awareness Fund                Domini Social 400 Index

Financials                           Financials
30.0%                                20.5%

Technology                           Technology
10.4%                                19.0%

Telecommunications                   Retail & Consumer Services
12.7%                                15.6%

Retail & Consumer Services           Food & Beverages
10.4%                                8.8%

Food & Beverages                     Telecommunications
7.5%                                 4.0%

Basic Industry & Capital Goods       Health Care
8.0%                                 7.9%

Health Care                          Utilities
6.7%                                 7.8%

Energy & Transportation              Basic Industry & Capital Goods
4.3%                                 6.2%

Media                                Energy & Transportation
4.4%                                 5.0%

Cash & Other Assets                  Media
5.6%                                 3.6%

                                     Miscellaneous
                                     1.6%

Social Awareness Fund's Lifetime Performance
-------------------------------------------------------------------------------
Growth of a $10,000 Investment
Total Return--February 24, 1997 through November 30, 1997

                     Social Awareness Fund A Class
                     Standard & Poor's 500 Index
                     Domini Social 400 Index

                   Social Awareness Fund       S & P 500       Domini Social 400
                   ---------------------       ---------       -----------------
Feb. 24 '97              $ 9,529                $10,000            $10,000
Feb. '97                   9,283                  9,850              9,908
Mar. '97                   8,800                  9,589              9,463
Apr. '97                   9,294                 10,062             10,187
May '97                    9,821                 10,680             10,742
June '97                  10,112                 11,063             11,149
July '97                  11,099                 11,863             12,140
Aug. '97                  10,673                 11,200             11,242
Sep. '97                  11,446                 11,827             11,936
Oct. '97                  11,065                 11,413             11,615
Nov. '97                  11,581                 11,955             12,163



Chart assumes $10,000 invested on February 24, 1997, and includes the effect of the 4.75% sales charge. Performance of other fund classes will vary due to differing charges and expenses. Performance for this short time period may not be representative of longer term results.

Social Awareness Fund's Performance
-------------------------------------------------------------------------------
Cumulative Total Return - February 24, 1997, Through November 30, 1997

                                                    Lifetime
-------------------------------------------------------------------------------
Class A (Est. 2/24/97)
        Excluding Sales Charge                      +21.53%
        Including Sales Charge                      +15.81%
-------------------------------------------------------------------------------
Class B (Est. 2/24/97)
        Excluding Sales Charge                      +20.94%
        Including Sales Charge                      +16.94%
-------------------------------------------------------------------------------
Class C (Est. 2/24/97)
        Excluding Sales Charge                      +20.94%
        Including Sales Charge                      +19.94%

All performance includes applicable sales charges as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. Performance for Class B and C shares excluding sales charge assumes either the contingent deferred sales charge did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The cumulative total return for the period ended November 30, 1997, for Social Awareness Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, was +21.77%.

Voluntary fee caps equal to 1.50% of net assets for A Class shares, 2.20% for B and C Class shares, and 1.20% for Institutional Class shares were in effect through November 30, 1997. Returns would have been lower without the caps.

for total return 7


    Financial Statements
    Delaware Group Equity Funds II, Inc. -
    Quantum Fund+
    Statement of Net Assets
    November 30, 1997
-------------------------------------------------------------------------------
                                                         Number of      Market
                                                          Shares        Value
                         ------------------------------------------------------
    COMMON STOCK - 94.32%
    Automobiles & Auto Parts - 0.50%
    PACCAR..........................................      1,600        $  87,400
                                                                       ---------
                                                                          87,400
                                                                       ---------
    Banking & Finance - 22.64%
    Ahmanson (H.F.) & Co............................      3,770          224,315
    AmSouth Bancorporation..........................      4,252          221,370
    Bank of Boston..................................      1,475          131,459
    BankAmerica.....................................      3,525          257,325
    Bankers Trust New York..........................      1,625          192,664
    Bear Stearns....................................      4,095          169,942
    Chase Manhattan.................................      3,050          331,306
    City National...................................      4,105          133,413
    Comerica........................................      2,630          224,043
    Edwards (A.G.)..................................      4,755          161,076
    First Chicago NBD...............................      1,260           98,595
    First of America Bank...........................      3,927          230,711
    First Union.....................................      1,790           87,263
    Mellon Bank.....................................      5,220          295,909
    NationsBank.....................................      2,820          169,376
    Paine Webber Group..............................      6,505          218,731
    Republic New York...............................      1,025          111,469
    SLM Holding.....................................      1,215          156,887
    T. Rowe Price Associates........................      2,000          130,250
    Travelers Group.................................      7,965          402,233
                                                                       ---------
                                                                       3,948,337
                                                                       ---------
    Buildings & Materials - 1.13%
    Masco...........................................      1,000           47,125
    Oakwood Homes...................................      4,990          149,700
                                                                       ---------
                                                                         196,825
                                                                       ---------
    Cable, Media & Publishing - 4.42%
    Dun & Bradstreet................................      6,890          192,920
    Ennis Business Forms............................      2,475           24,595
    Gannett.........................................      4,160          241,540
    New York Times..................................      2,385          141,609
    Omnicom Group...................................      2,280          169,005
                                                                       ---------
                                                                         769,669
                                                                       ---------
    Chemicals - 0.13%
    International Flavors & Fragrances..............        460           22,166
                                                                       ---------
                                                                          22,166
                                                                       ---------
    Computers & Technology - 10.38%
   *American Power Conversion.......................       6,820         207,584
   *Cadence Design Systems..........................       7,980         201,495
    Compaq Computer.................................       4,677         292,020
    Deluxe..........................................       3,025         106,820
   *EMC.............................................       4,500         136,406
    HBO.............................................       5,430         243,332
   *Microsoft.......................................       2,000         282,937
   *PeopleSoft......................................       1,400          91,613
   *Quantum.........................................       4,900         130,003
------------------
Top 10 Holdings, representing 19.5% of net assets, are in boldface.
+Effective January 28, 1998, Quantum Fund became known as Social Awareness Fund.
-------------------------------------------------------------------------------
                                                         Number of      Market
                                                          Shares        Value
                         ------------------------------------------------------
    COMMON STOCK (Continued)
    Computers & Technology (Continued)
   *Storage Technology..............................         850         $54,878
   *Western Digital.................................       3,060          61,774
                                                                       ---------
                                                                       1,808,862
                                                                       ---------
    Consumer Products - 2.76%
    Avon Products...................................       2,215         128,055
    Clorox..........................................       2,690         208,811
    Maytag..........................................       2,200          71,088
    Premark International...........................       2,800          73,150
                                                                       ---------
                                                                         481,104
                                                                       ---------
    Electronics & Electrical - 1.13%
   *Anixter International...........................       4,940          88,611
    Xerox...........................................       1,400         108,763
                                                                       ---------
                                                                         197,374
                                                                       ---------
    Energy - 3.56%
   *Global Marine...................................       3,925         103,277
    Helmerich & Payne...............................         900          68,456
   *Oryx Energy.....................................       5,180         139,860
    Sun.............................................       3,320         134,252
    US Industries...................................       6,800         175,100
                                                                       ---------
                                                                         620,945
                                                                       ---------
    Food & Beverage - 7.47%
    Campbell Soup...................................       3,435         192,360
    Coca Cola.......................................       3,055         190,937
    Flowers Industries..............................       6,380         127,201
    Hershey Foods...................................       2,645         162,337
    Hormel Foods....................................       1,000          30,500
    International Multifoods........................       1,000          26,875
    Interstate Bakeries.............................       6,650         229,841
    Quaker Oats.....................................       4,490         237,970
    Ralston-Purina Group............................         800          74,400
    Universal Foods.................................         720          29,880
                                                                       ---------
                                                                       1,302,301
                                                                       ---------
    Healthcare & Pharmaceuticals - 6.71%
   *Agouron Pharmaceuticals.........................       4,050         155,039
   *Beverly Enterprises.............................       8,530         145,010
    Johnson & Johnson...............................       3,340         210,211
   *Lincare Holdings................................       1,785         100,406
   *Phycor..........................................       8,120         200,462
    Schering-Plough.................................       5,710         357,946
                                                                       ---------
                                                                       1,169,074
                                                                       ---------
    Industrial Machinery - 0.94%
    Deere & Co......................................      3,000          164,437
                                                                       ---------
                                                                         164,437
                                                                       ---------
    Insurance - 7.30%
    Allstate........................................      2,665          228,856
    CIGNA...........................................      1,145          191,501
    Marsh & McLennan................................      2,930          218,102

8 for total return

-------------------------------------------------------------------------------
                                                         Number of      Market
                                                          Shares        Value
                         ------------------------------------------------------
    COMMON STOCK (Continued)
    Insurance (Continued)

    Mercury General.................................      2,130         $106,500
    Mid Ocean.......................................      1,210           75,020
    Old Republic International......................      2,895          104,401
   *Oxford Health Plans.............................      2,075           49,411
    Reliance Group Holdings.........................      8,980          114,495
    SunAmerica......................................      4,552          184,356
                                                                       ---------
                                                                       1,272,642
                                                                       ---------
    Leisure, Lodging & Entertainment - 1.08%
   *Boston Chicken..................................      3,800           30,459
    Callaway Golf...................................      3,010           95,944
    Fleetwood Enterprises...........................        260            9,279
   *King World Productions..........................        960           52,200
                                                                       ---------
                                                                         187,882
                                                                       ---------
    Metals & Mining - 0.21%
    Cleveland Cliffs Iron...........................        840           36,225
                                                                       ---------
                                                                          36,225
                                                                       ---------
    Packaging & Containers - 0.66%
   *Sealed Air......................................      2,010          114,319
                                                                       ---------
                                                                         114,319
                                                                       ---------
    Retail - 9.34%
    CVS Corporation.................................      2,210          146,689
   *CompUSA.........................................      4,800          175,500
    Gap.............................................      2,795          150,057
    Jostens.........................................      1,650           39,600
    Pier 1 Imports..................................      9,565          214,017
    Ross Stores.....................................      5,315          208,614
   *Safeway.........................................      2,720          165,240
    Sears, Roebuck..................................      3,405          155,992
    TJX.............................................      6,840          235,980
    Tiffany.........................................      3,600          137,250
                                                                       ---------
                                                                       1,628,939
                                                                       ---------
    Telecommunications - 12.66%
    AT&T............................................       9,130         510,139
    Alltel..........................................       5,100         202,725
    Ameritech.......................................       3,950         304,397
    BellSouth.......................................       5,400         295,650
   *PairGain Technologies ..........................       4,210          99,593
    SBC Communications..............................       4,075         296,711
   *Tellabs.........................................       3,670         190,725
    U.S. West Communications Group .................       6,780         306,371
                                                                       ---------
                                                                       2,206,311
                                                                       ---------
    Textiles, Apparel & Furniture - 0.54%
   *Tommy Hilfiger..................................       2,400          94,200
                                                                       ---------
                                                                          94,200
                                                                       ---------
    Transportation & Shipping - 0.76%
   *AMR.............................................         770          93,314
    Tidewater.......................................         185          10,372
   *UAL.............................................         340          28,900
                                                                       ---------
                                                                         132,586
                                                                       ---------
    Total Common Stock (cost $14,469,696)...........                  16,441,598
                                                                       ---------

-------------------------------------------------------------------------------
                                                         Principal      Market
                                                          Amount        Value
                         ------------------------------------------------------
   REPURCHASE AGREEMENTS - 4.90%
    With Chase Manhattan 5.68% 12/1/97
     (dated 11/28/97, collateralized by $284,000
     U.S. Treasury Notes 8.25% due 7/15/98,
     market value $296,898).........................      $291,000      $291,000
    With J.P. Morgan 5.70% 12/1/97
     (dated 11/28/97, collateralized by $107,000
     U.S. Treasury Notes 5.125% due 4/30/98,
     market value $107,116 and $178,000
     U.S. Treasury Notes 5.125% due 2/28/98,
     market value $180,346).........................       282,000       282,000
    With PaineWebber 5.68% 12/1/97
     (dated 11/28/97, collateralized by $279,000
     U.S. Treasury Notes 6.25% due 6/30/98,
     market value $287,602).........................       281,000       281,000
                                                                     -----------
    Total Repurchase Agreements (cost $854,000).....                     854,000
                                                                     -----------

    TOTAL MARKET VALUE OF SECURITIES OWNED
     (cost $15,323,696) - 99.22%....................                  17,295,598
    RECEIVABLES AND OTHER ASSETS NET OF
     LIABILITIES - 0.78% ...........................                     136,436
                                                                     -----------
    NET ASSETS APPLICABLE TO 1,691,164 SHARES
     ($1 par value) OUTSTANDING - 100.00% ..........                 $17,432,034
                                                                     ===========
    NET ASSET VALUE - QUANTUM FUND A CLASS
     ($9,115,357 / 882,002 shares)..................                      $10.33
                                                                          ======
    NET ASSET VALUE - QUANTUM FUND B CLASS
     ($6,918,969 / 673,253 shares)..................                      $10.28
                                                                          ======
    NET ASSET VALUE - QUANTUM FUND C CLASS
     ($1,290,487 / 125,554 shares)..................                      $10.28
                                                                          ======
    NET ASSET VALUE - QUANTUM FUND INSTITUTIONAL CLASS
     ($107,221 / 10,355 shares).....................                      $10.35
                                                                          ======
    __________________
    * Non-income producing securities for the period ended 11/30/97.

    COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
    Common stock, $1 par value, 200,000,000 shares authorized to the Fund with 100,000,000 shares allocated to
     Quantum Fund A Class, 25,000,000 shares allocated to
     Quantum Fund B Class, 25,000,000 shares allocated to
     Quantum Fund C Class, and 50,000,000 shares allocated to
     Quantum Fund Institutional Class ..........................     $15,393,379
    Accumulated net realized gain on investments ...............          66,753
    Net unrealized appreciation of investments .................       1,971,902
                                                                     -----------
    Total net assets ...........................................     $17,432,034
                                                                     ===========

    NET ASSET VALUE AND OFFERING PRICE PER SHARE -
     QUANTUM FUND A CLASS
    Net asset value A Class (A) ................................          $10.33
    Sales charge (4.75% of offering price, or 5.03% of amount
     invested per share) (B) ...................................            0.52
                                                                          ------
    Offering price .............................................          $10.85
                                                                          ======
    __________________
    (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
    (B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                                  See accompanying notes
for total return 9

    Delaware Group Equity Funds II, Inc. -
    Quantum Fund
    Statement of Operations
    For the Period February 24, 1997*
    through November 30, 1997
    ---------------------------------------------------------------------------
    INVESTMENT INCOME:
    Dividends.......................................   $ 93,067
    Interest........................................     24,657    $ 117,724
                                                       --------    ---------

    EXPENSES:
    Management fees.................................     53,306
    Distribution expense............................     37,601
    Dividend disbursing and transfer agent fees
     and expenses...................................     29,594
    Registration fees...............................     19,342
    Custodian fees..................................      8,603
    Accounting fees and salaries....................      4,002
    Professional fees...............................      3,268
    Reports and statements to shareholders..........      1,672
    Directors' fees.................................      1,069
    Taxes (other than taxes on income)..............        580
    Other...........................................        570      159,607
                                                       --------    ---------
    Less expenses absorbed by
     Delaware Management Company, Inc. .............                 (32,652)
                                                                   ---------
    Total Expenses..................................                 126,955
                                                                   ---------
    NET INVESTMENT LOSS.............................                  (9,231)
                                                                   ---------

    NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS:
    Net realized gain on investment transactions....                  75,984
    Net change in unrealized appreciation of investments
     during the period..............................               1,971,902
                                                                   ---------

    NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS.................................               2,047,886
                                                                   ---------
    NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS................................              $2,038,655
                                                                  ==========
    _______________________
    * Date of commencement of operations.

                         See accompanying notes

    Delaware Group Equity Funds II, Inc. -
    Quantum Fund
    Statement of Changes in Net Assets
    For the period February 24, 1997*
    through November 30, 1997
    ---------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment loss...................................      $    (9,231)
    Net realized gain on investment transactions..........           75,984
    Net change in unrealized appreciation of investments
     during the period....................................        1,971,902
                                                                -----------
    Net increase in net assets resulting from operations..        2,038,655
                                                                -----------

    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold:
     Quantum Fund A Class.................................        8,566,240
     Quantum Fund B Class.................................        6,337,744
     Quantum Fund C Class.................................        1,169,590
     Quantum Fund Institutional Class.....................        1,681,093

    Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on
     investment transactions:
     Quantum Fund A Class.................................            -
     Quantum Fund B Class.................................            -
     Quantum Fund C Class.................................            -
     Quantum Fund Institutional Class.....................            -
                                                                -----------
                                                                 17,754,667
                                                                -----------
    Cost of shares repurchased:
     Quantum Fund A Class.................................         (314,600)
     Quantum Fund B Class.................................          (94,130)
     Quantum Fund C Class.................................          (10,931)
     Quantum Fund Institutional Class.....................       (1,941,627)
                                                                -----------
                                                                 (2,361,288)
                                                                -----------
    Increase in net assets derived from capital share
     transactions ........................................       15,393,379
                                                                -----------

    NET INCREASE IN NET ASSETS............................       17,432,034

    NET ASSETS:
    Beginning of period...................................            -
                                                                -----------
    End of period.........................................      $17,432,034
                                                                ===========
    _______________________
    * Date of commencement of operations.

                            See accompanying notes

10 for total return

    Delaware Group Equity Funds II, Inc. -
    Quantum Fund
    Financial Highlights
    ---------------------------------------------------------------------------
    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Quantum Fund      Quantum Fund     Quantum Fund     Quantum Fund
                                                              A Class           B Class          C Class      Institutional Class
                                                            ------------      ------------     ------------   -------------------
                                                              2/24/97(1)       2/24/97(1)       2/24/97(1)      2/24/97(1)
                                                                 To               To                To              To
                                                              11/30/97         11/30/97          11/30/97        11/30/97
    Net asset value, beginning of period...................   $ 8.500          $ 8.500            $ 8.500         $ 8.500

    Income from investment operations:
        Net investment income (loss)(2)....................     0.007           (0.044)            (0.044)          0.029
        Net realized and unrealized gain on investments....     1.823            1.824              1.824           1.821
                                                              -------          -------            -------         -------
        Total from investment operations...................     1.830            1.780              1.780           1.850
                                                              -------          -------            -------         -------

    Net asset value, end of period.........................   $10.330          $10.280            $10.280         $10.350
                                                              =======          =======            =======         =======

    Total return(3)........................................    21.53%           20.94%             20.94%          21.77%

    Ratios and supplemental data:
        Net assets, end of period (000 omitted)............    $9,115           $6,919             $1,290            $107
        Ratio of expenses to average net assets............     1.50%            2.20%              2.20%           1.20%
        Ratio of expenses to average net assets prior to
         expense limitation................................     1.96%            2.66%              2.66%           1.66%
        Ratio of net investment income (loss) to average
         net assets .......................................     0.38%           (0.32%)            (0.32%)          0.68%
        Ratio of net investment income (loss) to average
         net assets prior to expense limitation............    (0.08%)          (0.78%)            (0.78%)          0.22%
        Portfolio turnover.................................       29%              29%                29%             29%
        Average commission rate paid(4)....................   $0.0357          $0.0357            $0.0357         $0.0357

    --------------
    (1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
    (2) The average shares outstanding method has been applied for per share information.
    (3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
    (4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

for total return 11

  Delaware Group Equity Funds II, Inc. -
  Quantum Fund
  Notes to Financial Statements
  November 30, 1997
  ----------------------------------------------------------------------------
  Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers four series, the Decatur Income Fund, the Decatur Total Return Fund, the Blue Chip Fund and the Quantum Fund. These financial statements and related notes pertain to the Quantum Fund (the "Fund"). The Fund offers four classes of shares. The Quantum Fund A Class carries a front-end sales charge of 4.75%. The Quantum Fund B Class carries a back-end sales charge. The Quantum Fund C Class carries a level load deferred sales charge and Quantum Fund Institutional Class has no sales charge.

  The investment objective of the Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meets the Fund's "Social Criteria" strategy.

  1. Significant Accounting Policies
  The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

  Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

  Federal Income Taxes - The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

  Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

  Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

  Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

  -----------------------------------------------------------------------------
  Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  2. Investment Management and Other Transactions with Affiliates
  In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At November 30, 1997, the Fund had a liability for investment management fees and other expenses payable to DMC of $10,410.

  DMC has entered into a sub-advisory agreement with Vantage Global Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser 0.20% of the average daily net assets paid to DMC by the Fund. The Fund does not pay any fees to the sub-adviser.

  DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.20% of average daily net assets of the Fund through January 31, 1998. Total expenses absorbed by DMC for the year ended November 30, 1997, were $32,652.

  The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment and Retirement Services, Inc. (DIRSI), affiliates of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the year ended November 30, 1997, the Fund expensed $29,594 for dividend disbursing and transfer agent services and $2,666 for accounting services. At November 30, 1997, the Fund had a liability for such fees and other expenses payable to DSC and DIRSI of $17,606.

  Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. At November 30, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP of $101,622.

  For the year ended November 30, 1997, DDLP earned $33,551 for commissions on sales of the Fund A Class shares.

  Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

  3. Investments
  During the year ended November 30, 1997, the Fund made purchases of $16,286,126 and sales of $1,892,414 of investment securities other than U.S. government securities and temporary cash investments.

  At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $1,971,319 of which $2,308,767 related to unrealized appreciation of securities and $337,448 related to unrealized depreciation of securities. At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $15,324,279.

12 for total return

    ---------------------------------------------------------------------------
    4. Capital Stock
    Transactions in capital stock shares were as follows:

                                                                  2/24/97*
                                                                     to
                                                                  11/30/97
                                                                -----------
    Shares sold:
     Quantum Fund A Class.............................            915,132
     Quantum Fund B Class.............................            682,677
     Quantum Fund C Class.............................            126,620
     Quantum Fund Institutional Class.................            196,601

    Shares issued upon reinvestment of dividends from net investment income and net realized gains on investment transactions:
     Quantum Fund A Class.............................               -
     Quantum Fund B Class.............................               -
     Quantum Fund C Class.............................               -
     Quantum Fund Institutional Class.................               -
                                                                ---------
                                                                1,921,030
                                                                ---------

                                                                  2/24/97*
                                                                     to
                                                                 11/30/97
                                                               ------------
    Shares repurchased:
     Quantum Fund A Class.............................            (33,130)
     Quantum Fund B Class.............................             (9,424)
     Quantum Fund C Class.............................             (1,066)
     Quantum Fund Institutional Class.................           (186,246)
                                                                ---------
                                                                 (229,866)
                                                                ---------

    Net Increase......................................          1,691,164
                                                                =========
    __________________
   *Date of commencement of operations.
-------------------------------------------------------------------------------

  Delaware Group Equity Funds II, Inc. -
  Quantum Fund
  Report of Independent Auditors
-------------------------------------------------------------------------------
  To the Shareholders and Board of Directors
  Delaware Group Equity Funds II, Inc. - Quantum Fund

  We have audited the accompanying statement of net assets of Delaware
  Group Equity Funds II, Inc. - Quantum Fund as of November 30, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period February 24, 1997 (commencement of operations) to November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Quantum Fund at November 30, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period February 24, 1997 (commencement of operations) to November 30, 1997, in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP
                                                               -----------------

   Philadelphia, Pennsylvania
   January 5, 1998

This annual report is for the information of Social awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Social Awareness Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers
David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer Delaware Group of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(photo of globes)

directors
& officers
------------------------------------------------------------------------------
Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Subadviser
Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY 10111

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

This report must be preceded or accompanied by a current Social Awareness Fund Prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
--------
Philadelphia o London



Printed in the USA
on recycled paper

(425)
AR-147(11/97)TKO1/98